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                                    UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON D.C. 20549
                                   ----------------

                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  DECEMBER 19, 1996
                   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                      COM/TECH COMMUNICATION TECHNOLOGIES, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                     0-26590        13-3146673
    (STATE OR OTHER JURISDICTION OF    (COMMISSION    (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)     FILE NUMBER)   IDENTIFICATION NO.)


    770 LEXINGTON AVENUE
     NEW YORK, NEW YORK                                 10021
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                    (212) 826-2935
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

    On December 19, 1996, the client-auditor relationship between Com/Tech Communcatioin Technologies, Inc. ("Com/Tech"), and Moore Stephens, P.C., Com/Tech's principal accountant, was discontinued by mutual consent.

    During the Registrant's fiscal years ended June 30, 1994, March 31, 1995 and March 31, 1996 and in the subsequent interim period through December 19, 1996, there were no disagreements with Moore Stephens, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Moore Stephens, P.C., would have caused Moore Stephens to make a reference to the subject matter of the disagreement in connection with Moore Stephens' Report on the Registrant's financial statements for such periods. During such period Moore Stephens has not advised the Registrant as to the presence of any reportable event as described in Item 304 of Regulation S-K.

    Moore Stephens' Reports dated May 10, 1995 and May 30, 1996 on the Registrant's financial statements for the years ended June 30, 1994, March 31, 1995 and March 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1    Letter of Moore Stephens, P.C. to the Securities and Exchange
              Commission included herein pursuant to the requirements of Item 304(a)(3) of Regulation S-K.


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                                      SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             COM/TECH COMMUNICATION
                                             TECHNOLOGIES, INC.


Date: December 26, 1996                       By:/s/ Nancy Shalek
                                                 -----------------------------
                                                 Nancy Shalek,
                                                 Chairman of the Board and
                                                 Chief Financial Officer